Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated June 25, 2019 on the financial statements of Invesco Oppenheimer International Diversified Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated August 24, 2018 on the financial statements of Oppenheimer Main Street Mid Cap Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated June 25, 2019 on the financial statements of Invesco Oppenheimer Main Street Small Cap Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated November 21, 2018 on the financial statements of Oppenheimer Master Event-Linked Bond Fund, LLC, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated March 25, 2019 on the financial statements of Active Allocation Fund, a series of Oppenheimer Portfolio Series, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated March 25, 2019 on the financial statements of Conservative Investor Fund, a series of Oppenheimer Portfolio Series, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated March 25, 2019 on the financial statements of Growth Investor Fund, formerly Equity Investor Fund, a series of Oppenheimer Portfolio Series, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Growth Series (Invesco Growth Series):

We consent to the use of our report dated March 25, 2019 on the financial statements of Moderate Investor Fund, a series of Oppenheimer Portfolio Series, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

April 28, 2020